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                                                                Exhibit 15.(a).1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-11288, No. 333-118619 and No. 333-123666) of CDC Corporation
(formerly chinadotcom corporation) of our report dated June 20, 2006, with respect to the consolidated financial statements of CDC Corporation included in the Annual Report (Form 20-F) for the year ended December 31, 2005.




/s/ Ernst & Young
Hong Kong
June 20, 2006